COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2003-KS1 TRUST


                                    GMAC RFC
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]




--------------------------------------------------------------------------------
                            ABS NEW ISSUE TERM SHEET


                          $1,500,000,000 (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS1

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                           RASC SERIES 2003-KS1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                JANUARY 13, 2003


The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission
(SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, a prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

                                   TERM SHEET

                                JANUARY 13, 2003

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                           RASC SERIES 2003-KS1 TRUST


                                 $1,500,000,000
                                  (APPROXIMATE)

                               SUBJECT TO REVISION



-------------- --------------- ------------------- --------- --------------------- ------------ --------------------
                                EXPECTED RATINGS                     BOND                        FINAL SCHEDULED
CLASS             AMOUNT ($)    (S&P /MOODY'S)        WAL            TYPE           COUPON(5)      DISTRIBUTION
(1)(2)(3)(4)                                                                                          DATE(6)
-------------- --------------- ------------------- --------- --------------------- ------------ --------------------
 A-I           [920,000,000]        AAA/Aaa        [2.29]    Senior/Pass-through    [1mL+ ]      January 25, 2033
 A-II          [460,000,000]        AAA/Aaa        [2.29]    Senior/Pass-through    [1mL+ ]      January 25, 2033
 M-1(7)         [60,000,000]         AA/Aa2        [4.06]         Mezzanine         [1mL+ ]      January 25, 2033
 M-2(7)         [52,500,000]          A/A2         [3.90]         Mezzanine         [1mL+ ]      January 25, 2033
 M-3(7)         [7,500,000]         BBB/Baa2       [3.11]         Mezzanine         [1mL+ ]      January 25, 2033
-------------- --------------- ------------------- --------- --------------------- ------------ --------------------



(1) The principal balance of each class of Certificates is subject to a 10% variance.

(2)  The offered Certificates will be priced to the Optional Termination Date.

(3) Pricing prepayment speed of 2% CPR increasing to 30% CPR in month 12; 30% CPR from month 12-22; 50% CPR from month 23-27; 35% CPR thereafter.

(4) The applicable margin for the Class A-I Certificates and Class A-II Certificates will double and the applicable margin on the Class M Certificates will increase by a multiple of 1.5 on the second distribution date after the first possible Optional Termination Date.

(5)  One-month LIBOR plus the related margin, subject to the Net Funds Cap.

(6) The final scheduled distribution date with regards to the offered Certificates will be the distribution date in January 2033, which is the distribution date in the month of the last scheduled monthly payment on any of the mortgage loans.

(7) It is expected that the Class M Certificates will not receive principal distributions until the distribution date in February 2006.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

-------------------------------------------------------------------------------

                           COMPUTATIONAL MATERIALS FOR
                           RASC SERIES 2003-KS1 TRUST



ISSUER:                      RASC Series 2003-KS1 Trust

CERTIFICATES:                RASC Series 2003-KS1 Trust,
                             Home  Equity  Mortgage  Asset-Backed   Pass-Through
                             Certificates,   Series  2003-KS1:  Class  A-I  (the
                             "Class  A-I  Certificates"),  and  Class  A-II (the
                             "Class A-II Certificates," and together with the Class A-I Certificates, the "Class A Certificates") along with Class M-1, Class M-2 and Class M-3 (the
                             "Class M Certificates")


JOINT LEAD MANAGERS: Salomon Smith Barney, Inc. and J.P. Morgan Securities Inc.

CO-MANAGERS:  Residential  Funding  Securities  Corporation,   Banc  of  America
     Securities LLC and Deutsche Bank Securities Inc.

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

MASTER SERVICER: Residential Funding Corporation ("RFC")

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of RFC, with respect to approximately [92.78]% of the Group I mortgage loans and [91.26]% of the Group II mortgage loans.

TRUSTEE: JPMorgan Chase Bank

MORTGAGE INSURANCE  POLICY PROVIDER:  Mortgage  Guaranty  Insurance  Corporation
     ("MGIC")

CUT-OFF DATE: January 1, 2003

CLOSING DATE: On or about January [30], 2003

DISTRIBUTION DATES: The 25th day of each month (or the next business day), commencing in February 2003.

FORM OF CERTIFICATES: The certificates will be available in book-entry form through DTC.

MINIMUM DENOMINATIONS: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: The offered Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT: The offered certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX  STATUS: One or more REMIC elections.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

OPTIONAL TERMINATION DATE: On any distribution date on which the aggregate outstanding principal balance of the mortgage loans as of the related determination date is less than 10% of their principal balance as of the Cut-off Date, the master servicer will have the option to purchase from the trust all of the remaining mortgage loans causing an early retirement of the certificates or purchase all of the certificates.

ELIGIBLE MASTER SERVICING COMPENSATION: With respect to any distribution date, the lesser of (a) one twelfth of 0.125% of the stated principal balance of the mortgage loans immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date with respect to the mortgage loans.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

MORTGAGE LOANS: The mortgage pool will consist of adjustable-rate mortgage loans secured by first liens on mortgaged properties.

     The pool will be subdivided into two loan groups. Loan Group I will consist of adjustable-rate mortgage loans that had a principal balance at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II will consist of adjustable-rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Loan Group I.

     The Class A-I Certificates will receive payments primarily from Loan Group I and the Class A-II Certificates will receive payments primarily from Loan Group II. In the event the certificate balance of all of the Class M Certificates has been reduced to zero while the Class A Certificates are still outstanding, losses on the mortgage loans in a loan group will be allocated to the related class of Class A Certificates.

     The mortgage loans were originated using less restrictive underwriting standards than the underwriting standards applied by some other first lien purchase programs, including other programs of Residential Funding Corporation and the programs of Fannie Mae and Freddie Mac.

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy for certain mortgage loans with LTV ratios in excess of 50%. As of the Cut-off Date approximately [68.38]% of the Loan Group I mortgage loans and approximately [63.86]% of the Group II mortgage loans will be part of a mortgage insurance policy issued by MGIC.

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus the Expense Fee Rate.

EXPENSE FEE RATE: With respect to any mortgage loan, the sum of (i) the rate at which the master servicing and subservicing fees are paid and (ii) for the mortgage loans which were Mortgage Loans insured by the mortgage insurance policy, the applicable premium rate for the mortgage insurance policy.

COMPENSATING INTEREST: Prepayment Interest Shortfalls may be covered from:

o Master servicing compensation in the amount equal to the lesser of (i) one-twelfth of 0.125% and (ii) the sum of the master servicing fee payable to the Master Servicer plus reinvestment income for such distribution date or

o    Excess Cash Flow,  subject to the priority of distribution  for Excess Cash
     Flow.

STEPDOWN  DATE:  For the  offered  certificates,  the  later to occur of (x) the distribution date in February 2006 and (y) the first distribution date on which the Senior Enhancement Percentage is greater than or equal to [17.0%].
_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

CREDIT  ENHANCEMENT:   Credit   enhancement  for  the  benefit  of  the  offered
     certificates consists of:

EXCESS CASH FLOW. Because the mortgagors are expected to pay more interest on the mortgage loans than is necessary to pay interest on the offered Certificates, along with fees and expenses of the trust each month, there may be excess cash flow. On each distribution date, this excess cash flow may be used to protect the offered Certificates against most types of losses by making an additional payment of principal up to the amount of the losses.

OVERCOLLATERALIZATION. On the closing date, the trust will issue an aggregate principal amount of certificates which is approximately equal to the aggregate principal balance of the mortgage loans as of the Cut-off Date. On each distribution date, commencing on the distribution date in August 2003, to the extent not used to cover losses, excess cash flow will be used to pay principal to the certificates, further reducing the aggregate principal amount of the certificates below the aggregate principal balance of the mortgage loans. The excess amount of the balance of the mortgage loans represents overcollateralization, which may absorb some losses on the mortgage loans, if not covered by excess cash flow. If the level of overcollateralization falls below what is required, the excess cash flow described above will be paid to the certificates as principal to the extent, and in the priority, described in the prospectus supplement. This will reduce the principal balance of the certificates faster than the principal balance of the mortgage loans, until the required level of overcollateralization is reached.

     The "Required Overcollateralization Amount" is 0.50% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

SUBORDINATION. Initial certificate subordination will equal approximately 8.0% with respect to the Class A Certificates, 4.0% with respect to the Class M-1 Certificates and 0.5% with respect to the Class M-2 Certificates.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

PRICING PREPAYMENT ASSUMPTION: Prepayment speed of 2% CPR increasing to 30% CPR in month 12; 30% CPR from month 12-22; 50% CPR from month 23-27; 35% CPR thereafter.

PASS-THROUGH RATE: Interest will accrue on the offered Certificates at a floating rate from and including the preceding distribution date (or from and including the Closing Date in the case of the first distribution date) to and including the day prior to the then current distribution date on an actual/360-day basis.

     The coupon on the offered Certificates will be equal to One-Month LIBOR plus the related margin, subject to the Net Funds Cap.

     On the second distribution date after the first possible Optional Termination Date, the related margin on each class of Class A Certificates will double and the related margin on each class of Class M Certificates will increase by a multiple of 1.5.

NET FUNDS CAP: Pass-through rate of each class of offered Certificates will be subject to a cap equal to the product of (a) the weighted average of the net mortgage rates on the mortgage loans as of the due date immediately preceding the related due period and (b) a fraction equal to 30 divided by the actual number of days in the related interest accrual period adjusted for payments made under the Yield Maintenance Agreement.

YIELD MAINTENANCE AGREEMENT: The holders of the offered Certificates will benefit from a series of interest rate cap payments from [Citibank N.A.], pursuant to a Yield Maintenance Agreement. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between one-month LIBOR plus the respective margins on the offered Certificates and the weighted average of the net mortgage rates of the mortgage loans. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 7.25%. The Yield Maintenance Agreement will not guarantee that any of the offered Certificates will receive interest at a pass-through rate based upon LIBOR plus the applicable margin on any distribution date. The Yield Maintenance Agreement will terminate after the Distribution Date in November 2005.

     On each distribution date, payments under the Yield Maintenance Agreement will be made based on (x) an amount equal to the lesser of (a) the Notional Balance (as set forth below) and (b) the actual principal balance of the [mortgage loans] and (y) the Strike Rate (as set forth below).


DISTRIBUTION       NOTIONAL       STRIKE       DISTRIBUTION      NOTIONAL        STRIKE
------------       --------       ------       ------------      --------        ------
    DATE            BALANCE       RATE %          DATE           BALANCE         RATE %
    ----            -------       ------          ----           -------         ------
   2/25/03      1,500,000,000.00   7.134         7/25/04     1,011,403,067.88    6.075
   3/25/03      1,489,865,378.40   6.589         8/25/04      981,058,277.49     5.858
   4/25/03      1,476,370,297.67   5.903         9/25/04      951,618,564.30     5.854
   5/25/03      1,459,510,844.70   6.115        10/25/04      923,057,051.18     6.062
   6/25/03      1,439,304,464.58   5.901        11/25/04      870,591,384.35     5.841
   7/25/03      1,415,790,706.13   6.113        12/25/04      248,665,025.94     6.614
   8/25/03      1,389,031,779.66   5.898         1/25/05      234,534,331.56     6.373
   9/25/03      1,359,112,908.04   5.895         2/25/05      221,205,357.37     6.362
  10/25/03      1,326,142,454.04   6.106         3/25/05      208,632,679.20     7.095
  11/25/03      1,290,251,808.48   5.890         4/25/05      201,123,012.36     6.344
  12/25/03      1,251,595,026.08   6.100         5/25/05      193,882,508.31     6.568
   1/25/04      1,214,090,040.56   5.884         6/25/05      186,901,551.67     6.329
   2/25/04      1,177,702,674.83   5.880         7/25/05      180,170,869.61     6.552
   3/25/04      1,142,399,762.80   6.318         8/25/05      173,681,519.77     6.313
   4/25/04      1,108,149,119.51   5.873         9/25/05      167,424,878.41     6.304
   5/25/04      1,074,919,512.22   6.083        10/25/05      161,392,629.16     6.526
   6/25/04      1,042,680,632.29   5.866        11/25/05      155,576,752.03     6.286


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

BASISRISK  SHORTFALL:  With  respect to any  distribution  date on which the Net
     Funds Cap is used to determine the pass-through rate of the Class A Certificates or Class M Certificates, an amount equal to the excess of (x) the lesser of (a) accrued certificate interest calculated at a rate equal to One-Month LIBOR plus the applicable margin and (b) the Weighted Average Maximum Net Mortgage Rate, over (y) accrued certificate interest calculated using the Net Funds Cap.

     To the extent the shortfall remains unpaid on any distribution date, it will carry forward with interest. Any reimbursement of these shortfalls will only come from interest on the mortgage loans and will be paid only on a subordinated basis. WEIGHTED AVERAGE MAXIMUM NET MORTGAGE RATE: With respect to any distribution date, the weighted average of the maximum Net Mortgage Rates of the mortgage loans using the Net Mortgage Rates in effect for the scheduled payments due on the mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related interest accrual period.

SENIOR ENHANCEMENT PERCENTAGE: For any distribution date, a fraction, the numerator of which is the sum of (x) the aggregate principal balance of the Class M Certificates immediately prior to that distribution date and (y) the overcollateralization amount, in each case prior to the distribution of the Principal Distribution Amount on such distribution date, and the denominator of which is the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date.

TRIGGER EVENT: A Trigger Event is in effect on any distribution date on or after the Stepdown Date if either (A) the product of (x) [1.1] and (y) the Sixty-Plus Delinquency Percentage equals or exceeds the Senior Enhancement Percentage for that distribution date or (B) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:

                          Months 36-47                   1.75%
                          Months 48-59                   2.75%
                          Months 60-71                   3.50%
                    Months 72 and thereafter             4.00%

SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to any distribution date on or after February 2006, the arithmetic average, for each of the three distribution dates ending with such distribution date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for such distribution date, including mortgage loans in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the mortgage loans in that loan group immediately preceding such distribution date.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

                             INTEREST DISTRIBUTIONS

   For each distribution date, interest will be distributed in the following order of payment priority:

(i) To the Class A Certificates, accrued interest less any prepayment interest shortfalls not covered by compensating interest or excess cash flow;

(ii) To the Class A Certificates, any unpaid interest;

(iii)To the Class M-1 Certificates, accrued interest less any prepayment interest shortfalls not covered by compensating interest or excess cash flow;

(iv) To the Class M-1 Certificates, any unpaid interest;

(v) To the Class M-2 Certificates, accrued interest less any prepayment interest shortfalls not covered by compensating interest or excess cash flow;

(vi) To the Class M-2 Certificates, any unpaid interest;

(vii)To the Class M-3 Certificates, accrued interest less any prepayment interest shortfalls not covered by compensating interest or excess cash flow; and

(viii)  To the Class M-3 Certificates, any unpaid interest.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

                             Principal distributions


    On each distribution date (after distributions of interest on the offered Certificates) principal will be distributed as follows::

(i) The Class A-I Principal Distribution Amount and Class A-II Principal Distribution Amount, to the related Class A Certificates until the aggregate principal balance of the related Class A Certificates is reduced to zero;

(ii)         The  Class  M-1  Principal  Distribution  Amount,  to the Class M-1
             Certificates,   until  the  aggregate  principal  balance  of  such
             certificates is reduced to zero;

(iii)        The  Class  M-2  Principal  Distribution  Amount,  to the Class M-2
             Certificates,   until  the  aggregate  principal  balance  of  such
             certificates is reduced to zero; and

(iv)         The  Class  M-3  Principal  Distribution  Amount,  to the Class M-3
             Certificates,   until  the  aggregate  principal  balance  of  such
             certificates is reduced to zero.


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

PRINCIPAL DISTRIBUTION
AMOUNT:                   On any distribution date, the lesser of (a) the sum of
                          (i) excess of (x) the Available Distribution Amount over (y) the Interest Distribution Amount and (ii) any Excess Cash Flow used to pay principal on the offered Certificates and (b) the sum of the following:

o The principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period;

o The principal portion of all proceeds of the repurchase of mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month;

o The principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month, including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

o The principal portion of any realized losses, other than Excess Losses, incurred , or deemed to have been incurred, on any mortgage loans in the related loan group in the calendar month preceding that distribution date to the extent covered by Excess Cash Flow for that distribution date; and

o The amount of required to build the Required Overcollateralization Target for that distribution date to the extent covered by Excess Cash Flow for that distribution date.

AVAILABLE DISTRIBUTION AMOUNT: For any distribution date, an amount equal to the sum of the following (net of reimbursements to the master servicer and subservicer):

o The aggregate amount of scheduled payments on the mortgage loans during the related due period and received on or prior to the related determination date (net of master servicing fees, subservicing fees and applicable premium payable on the mortgage insurance policy);

o Unscheduled payments (including prepayments, insurance and liquidation proceeds, and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month); and

o All advances made for that distribution date in respect of the mortgage loans.

INTEREST DISTRIBUTION AMOUNT: For any distribution date, the aggregate amount of accrued certificate interest to be distributed to the holders of the offered Certificates for that distribution date, to the extent of the Available Distribution Amount for that distribution date, plus any related accrued certificate interest remaining unpaid from any prior distribution date, less any related prepayment interest shortfalls (and certain other shortfalls) for that distribution date not covered by master servicing compensation or Excess Cash Flow.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any distribution date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that distribution date, the Principal Distribution Amount for that distribution date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of:

o    The Principal Distribution Amount for that distribution date; and

o The excess, if any, of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that distribution date over
     (B) the lesser of (x) the product of (1) [83.0%] and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date, less the Required Overcollateralization Amount.


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

CLASS A-I PRINCIPAL
DISTRIBUTION              AMOUNT:   On  any  distribution   date,  the  Class  A
                          Principal   Distribution   Amount   multiplied   by  a
                          fraction, the numerator of which is the portion of the
                          Principal  Allocation  Amount  related  to the Group I
                          mortgage  loans  for  that  distribution  date and the
                          denominator  of  which  is  the  Principal  Allocation
                          Amount  for  all  of  the  mortgage   loans  for  that
                          distribution date.

CLASSA-II PRINCIPAL  DISTRIBUTION  AMOUNT: On any distribution date, the Class A
     Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II mortgage loans for that distribution date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that distribution date.

CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any distribution date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that distribution date, the remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of:

o The remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount; and

o The excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that distribution date over (B) the lesser (x) the product of (1) [91.0%] and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date, less the Required Overcollateralization Amount.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

CLASSM-2 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any distribution date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that distribution date, the remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of:

o The remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

o The excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates and the Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that distribution date over (B) the lesser (x) the product of (1) [98.0%] and
     (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date, less the Required Overcollateralization Amount.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any distribution date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that distribution date, the remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of:

o The remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount, the Class M-1 Distribution Amount and the Class M-2 Principal Distribution Amount; and

o The excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that distribution date over (B) the lesser (x) the product of (1) [99.0%] and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that distribution date, less the Required Overcollateralization Amount.

PRINCIPAL ALLOCATION AMOUNT: For any distribution date, the sum of (a) the Principal Remittance Amount for that distribution date and (b) the aggregate amount of realized losses on the mortgage loans in the calendar month preceding that distribution date.

PRINCIPAL REMITTANCE AMOUNT: For any distribution date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period;
     (ii) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)
                         excess cash flow distributions


    On any distribution date, the Excess Cash Flow will be allocated in the following order of payment priority:

(i) To pay the holders of the offered Certificates the principal portion of realized losses, other than a portion of Excess Losses, incurred on the mortgage loans for the preceding calendar month;

(ii) Commencing  on the  distribution  date  in  August  2003,  distribution  of
     principal    to   the    offered    Certificates    until   the    Required
     Overcollateralization Amount is reached;

(iii)To pay to the holders of the offered Certificates the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest on that distribution date;

(iv) To pay to the holders of the offered Certificates the amount of any prepayment interest shortfalls remaining unpaid from prior distribution dates with interest thereon;

(v) To pay to the holders of the offered Certificates the Basis Risk Shortfall amount; and

(vi) To pay the holders of the related Class SB Certificates and Class R Certificates any balance remaining, in accordance to the terms of the pooling and servicing agreement.


    On any  distribution  date, any amounts payable  pursuant to clauses (i) and
    (ii) above to the offered Certificates shall be included in the Principal Distribution Amount and shall be paid as described in "--Principal Distributions" above.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

EXCESS LOSSES:  Special  Hazard Losses in excess of the Special  Hazard  Amount,
     Fraud Losses in excess of the Fraud Loss Amount, and any Extraordinary Losses.

FRAUDLOSS AMOUNT: Initially the Fraud Loss Amount will be [$45,000,000]. As of any determination date, the Fraud Loss Amount shall equal:

     Prior to the first anniversary of the cut-off date, an amount equal to [3.00]% of the aggregate principal balance of the mortgage loans as of the cut-off date minus the aggregate amounts allocated through subordination with respect to Fraud Losses up to such date of determination;

     From the first to second anniversary of the cut-off date, an amount equal to (A) the lesser of (x) the Fraud Loss Amount as of the most recent anniversary of the cut-off date and (y) [2.00]% of the aggregate principal balance of the mortgage loans as of the most recent anniversary of the cut-off date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses since the most recent anniversary of the cut-off date up to such date of determination; and

     From the second anniversary of the cut-off date and each anniversary thereafter, an amount equal to (A) the lesser of (x) the Fraud Loss Amount as of the most recent anniversary of the cut-off date and (y) [1.00]% of the aggregate principal balance of the mortgage loans as of the most recent anniversary of the cut-off date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses since the most recent anniversary of the cut-off date up to such date of determination.

SPECIAL HAZARD AMOUNT:  The initial Special Hazard Amount will be [$15,000,000].
     As of any date of determination, the Special Hazard Amount shall equal the initial Special Hazard Amount, less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses and (B) the adjustment amount (as described in the pooling and servicing agreement).

EXTRAORDINARY   LOSSES:   Extraordinary   losses  are  losses   resulting   from
     extraordinary events such as war, nuclear contamination and other events as described in the pooling and servicing agreement.

PROSPECTUS: The certificates will be offered pursuant to a Prospectus, which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the offered certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered certificates may not be consummated unless the purchaser has received the Prospectus.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                                     RASC SERIES 2003-KS1
                  GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM
   ---------------------------------------------------------------------------------------------------------------
   Cut-off Date Aggregate Principal Balance                    $1,000,003,981.29
   Number of Loans                                                      8,579
   Average Current Loan Balance                                   $116,564.17        $14,975.17       $320,861.40
   (1) Weighted Average Original Loan-to-Value Ratio                   81.81%             8.00%           100.00%
   (1) Weighted Average Mortgage Rate                                 8.2302%           5.4000%          12.7500%
   (1) Weighted Average Net Mortgage Rate                             6.5799%           3.3050%          12.1700%
   (1) Weighted Average Note Margin                                   7.6205%           1.0000%          12.6500%
   (1) Weighted Average Maximum Mortgage Rate                        14.6101%           9.6250%          23.0000%
   (1) Weighted Average Minimum Mortgage Rate                         8.1235%           1.0000%          12.7500%
   (1) Weighted Average Term to Next Rate Adjustment Rate           26 months          0 months         36 months
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               358               173               360
   (1) Weighted Average Credit Score                                      609               462               851
   ---------------------------------------------------------------------------------------------------------------
     (1) Weighted Average reflected in Total.
   ---------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF CUT-OFF
                                                                                                   DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family (detached)                        83.37%
                                                   Planned Unit Developments (detached)             6.94%
                                                   Two to Four Family                               4.38%
                                                   Condo Low-Rise (less than 5 stories)             2.37%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.06%
                                                   Condo High-Rise (9 stories or more)              0.03%
                                                   Manufactured Home                                0.40%
                                                   Townhouse                                        0.97%
                                                   Planned Unit Developments (attached)             1.47%

            Occupancy Status                       Primary Residence                               92.69%
                                                   Second/Vacation                                  0.70%
                                                   Non Owner-occupied                               6.61%

            Geographic Distribution                California                                      13.38%
                                                   Florida                                          7.63%
                                                   Michigan                                         7.37%
                                                   Minnesota                                        5.29%

            Number of States (including DC)                                                            50

            Largest Zip Code Concentration                                                          0.18%

            Loans with Prepayment Penalties                                                        87.26%
   ---------------------------------------------------------------------------------------------------------------





(1) Percent of Aggregate Principal Balance Outstanding as of the Cut-off Date is rounded up to 0.01% if less than 0.005%.


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                        CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               CREDIT SCORES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   62               $5,548,068                       0.55%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                   114              $10,508,398                      1.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   441              $44,230,663                      4.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   777              $82,583,399                      8.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                 1,176             $127,829,332                     12.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                 1,171             $132,145,695                     13.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                 1,641             $198,588,109                     19.86
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                 1,263             $154,397,450                     15.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   922             $119,466,023                     11.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   459              $59,022,551                      5.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   231              $27,448,735                      2.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                   130              $16,294,025                      1.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    57               $6,715,592                      0.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    60               $7,708,618                      0.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                38               $5,152,467                      0.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Subtotal with Credit Scores       8,542             $997,639,126                      99.76%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              Not Available                 37               $2,364,856                      0.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
               MORTGAGE LOAN          OF MORTGAGE           THE            OUTSTANDING AS OF THE
            PRINCIPAL BALANCES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         100,000       0 to              4,175             $284,817,079                      28.48%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        3,458             $480,997,500                     48.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          849             $204,169,670                     20.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000           97              $30,019,733                      3.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


                     NET MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            NET MORTGAGE RATES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.000%  to   3.499%                 1                  $66,500                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.500%  to   3.999%                39               $6,208,052                      0.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%  to   4.499%               136              $22,845,732                      2.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%  to   4.999%               436              $66,550,928                      6.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%  to   5.499%               837             $118,212,012                     11.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%  to   5.999%             1,198             $149,640,778                     14.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%  to   6.499%             1,269             $153,250,605                     15.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%  to   6.999%             1,248             $139,748,929                     13.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%  to   7.499%               945             $101,992,226                     10.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%  to   7.999%               736              $75,343,281                      7.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%  to   8.499%               708              $73,336,193                      7.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%  to   8.999%               504              $48,368,324                      4.84
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%  to   9.499%               278              $26,404,056                      2.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%  to   9.999%               134              $10,875,787                      1.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.000%  to  10.499%                62               $4,486,476                      0.45
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.500%  to  10.999%                29               $1,587,844                      0.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        11.000%  to  11.499%                15                 $869,575                      0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        11.500%  to  11.999%                 3                 $171,047                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        12.000%  to  12.499%                 1                  $45,639                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                       MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              MORTGAGE RATES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%             2                 $261,402                       0.03%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%            45               $7,386,151                      0.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           124              $20,888,353                      2.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           524              $83,001,533                      8.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           792             $114,084,363                     11.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%         1,587             $208,897,868                     20.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%         1,401             $160,045,845                     16.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,846             $200,040,848                     20.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%         1,016             $100,322,411                     10.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           715              $65,389,982                      6.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             266              $22,140,824                      2.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             174              $12,324,650                      1.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              54               $3,358,107                      0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              27               $1,453,089                      0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               4                 $276,383                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               2                 $132,172                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)


--------------------------------------------------------------------------------
        THE           INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED  BY THE
                      DESCRIPTION OF THE COLLATERAL  CONTAINED IN THE PROSPECTUS
                      SUPPLEMENT.
--------------------------------------------------------------------------------


                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
           LOAN-TO-VALUE RATIOS          LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                 230              $17,689,731                       1.77%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   93               $8,329,908                      0.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                  161              $17,591,768                      1.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  200              $20,354,639                      2.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  343              $36,140,829                      3.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  621              $66,750,760                      6.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                2,879             $349,122,551                     34.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                1,476             $169,521,213                     16.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,889             $231,017,722                     23.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  680              $82,576,849                      8.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to   100.00                   7                 $908,011                      0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            STATE OR TERRITORY           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          733             $133,753,303                      13.38%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             697              $76,304,411                      7.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            714              $73,667,653                      7.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           378              $52,927,260                      5.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               471              $52,164,440                      5.22
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            415              $49,855,829                      4.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                463              $40,883,659                      4.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Wisconsin                           396              $38,877,706                      3.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Colorado                            216              $35,338,569                      3.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Massachusetts                       176              $30,711,009                      3.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             3,920             $415,520,143                     41.55
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)



--------------------------------------------------------------------------------
        THE           INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED  BY THE
                      DESCRIPTION OF THE COLLATERAL  CONTAINED IN THE PROSPECTUS
                      SUPPLEMENT.
--------------------------------------------------------------------------------


                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          3,383             $384,874,397                      38.49%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 411              $49,221,493                      4.92
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  4,785             $565,908,091                     56.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



                   MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                7,130             $810,592,686                      81.06%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation             1,449             $189,411,296                     18.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



                      OCCUPANCY TYPES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 7,706             $926,914,661                      92.69%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      52               $6,980,805                      0.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  821              $66,108,515                      6.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single Family (detached)               7,315             $833,690,316                      83.37%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments
  (detached)                               442              $69,439,197                      6.94
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Two-to-four family                       363              $43,757,276                      4.38
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5
  stories)                                 207              $23,742,706                      2.37
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            4                 $622,644                      0.06
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or
  more)                                      4                 $341,678                      0.03
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         55               $4,020,199                      0.40
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 89               $9,673,882                      0.97
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments
  (attached)                               100              $14,716,083                      1.47
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    8,579           $1,000,003,981                     100.00%
  ==================================================================================================


                       CREDIT GRADES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                3,353             $408,202,817                      40.82%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                2,297             $281,525,667                     28.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                1,478             $169,194,663                     16.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   926              $90,982,431                      9.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   371              $37,458,257                      3.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  154              $12,640,147                      1.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

       -------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          PREPAYMENT PENALTY TERM        LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                              1,083             $127,380,076                      12.74%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  326              $45,128,525                      4.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                3,813             $468,463,991                     46.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                3,318             $353,990,976                     35.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            39               $5,040,414                      0.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

(1)   "Other" means not 0, 12, 24 or 36 months and not more than 36 months.



                        NOTE MARGINS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               NOTE MARGINS              LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         1.000%    to     1.499%             1                  $52,600                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.500%    to     3.999%             2                 $473,311                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.499%            21               $4,124,061                      0.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%            64               $9,869,123                      0.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%           148              $21,295,402                      2.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           279              $40,354,196                      4.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           420              $57,581,161                      5.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%         1,335             $191,069,020                     19.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%         1,038             $125,957,639                     12.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%         1,424             $168,653,350                     16.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%         1,481             $158,854,580                     15.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,168             $117,970,282                     11.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           630              $58,724,680                      5.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           322              $27,464,830                      2.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to     10.499%           146              $10,605,495                      1.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to     10.999%            65               $4,769,313                      0.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to     11.499%            30               $1,931,320                      0.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to     11.999%             4                 $234,321                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to     12.999%             1                  $19,298                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)



--------------------------------------------------------------------------------
        THE           INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED  BY THE
                      DESCRIPTION OF THE COLLATERAL  CONTAINED IN THE PROSPECTUS
                      SUPPLEMENT.
--------------------------------------------------------------------------------


                   MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MAXIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           9.000%    to   9.999%             1                 $243,646                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%              26               $4,444,289                      0.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%             327              $50,395,476                      5.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%           1,780             $256,014,332                     25.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           3,114             $360,524,463                     36.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%           2,224             $229,964,268                     23.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%             873              $79,620,545                      7.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%             205              $16,768,981                      1.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%              23               $1,421,332                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%               4                 $190,135                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               1                 $201,501                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       23.000%    to   23.999%               1                 $215,013                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



                   MINIMUM MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MINIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         1.000%    to     1.999%             1                  $52,600                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%            28               $4,201,125                      0.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%           202              $25,924,825                      2.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           761             $114,444,821                     11.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%         2,379             $317,249,059                     31.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         3,036             $339,861,948                     33.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%         1,665             $159,538,647                     15.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             400              $32,127,880                      3.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%             101               $6,194,523                      0.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%               6                 $408,555                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                 NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              ADJUSTMENT DATE            LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2003                          1                 $218,063                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2003                            1                 $129,073                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2003                            1                  $86,867                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2003                              3                 $410,870                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2003                             1                 $137,000                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2003                        1                 $111,605                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2003                         1                 $102,557                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2004                          1                  $42,738                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2004                         1                 $164,878                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2004                            4                 $441,373                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2004                            2                 $228,642                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2004                             11               $1,587,770                      0.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2004                            10               $1,310,960                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2004                            13               $1,326,718                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2004                          53               $6,326,187                      0.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2004                      244              $29,138,052                      2.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2004                      1,145             $144,037,623                     14.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2004                     2,498             $297,584,916                     29.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2004                     1,670             $192,761,211                     19.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2005                        163              $18,714,794                      1.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2005                         3                 $300,218                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2005                            5                 $805,341                      0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2005                              1                  $59,757                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2005                             2                 $196,006                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2005                          40               $5,358,795                      0.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2005                       85               $9,486,417                      0.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2005                        450              $50,034,734                      5.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2005                     1,190             $131,465,352                     13.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2005                       893              $98,288,106                      9.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2006                         86               $9,147,358                      0.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                                     RASC SERIES 2003-KS1
                  GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM
   ---------------------------------------------------------------------------------------------------------------
   Cut-off Date Aggregate Principal Balance                    $504,214,090.35
   Number of Loans                                                      3,493
   Average Current Loan Balance                                   $144,349.87        $19,166.61       $543,271.25
   (1) Weighted Average Original Loan-to-Value Ratio                   82.22%            15.00%           100.00%
   (1) Weighted Average Mortgage Rate                                 8.2290%           5.2500%          14.0000%
   (1) Weighted Average Net Mortgage Rate                             6.6532%           3.0300%          13.4200%
   (1) Weighted Average Note Margin                                   7.5753%           3.5500%          12.5500%
   (1) Weighted Average Maximum Mortgage Rate                        14.5459%           5.1250%          20.0000%
   (1) Weighted Average Minimum Mortgage Rate                         8.0883%           4.1250%          14.0000%
   (1) Weighted Average Term to Next Rate Adjustment Rate           25 months          3 months         36 months
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               358               333               360
   (1) Weighted Average Credit Score                                      609               439               792
   ---------------------------------------------------------------------------------------------------------------
     (1) Weighted Average reflected in Total.
   ---------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF CUT-OFF
                                                                                                   DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family (detached)                        83.07%
                                                   Planned Unit Developments (detached)             9.51%
                                                   Two-to-four family units                         3.35%
                                                   Condo Low-Rise (less than 5 stories)             2.13%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.09%
                                                   Manufactured Home                                0.23%
                                                   Townhouse                                        0.42%
                                                   Planned Unit Developments (attached)             1.20%

            Occupancy Status                       Primary Residence                               93.45%
                                                   Second/Vacation                                  0.56%
                                                   Non Owner-occupied                               5.99%

            Geographic Distribution                California                                      17.59%
                                                   Georgia                                         16.61%
                                                   Michigan                                         9.81%
                                                   Florida                                          4.82%

            Number of States (including DC)                                                            49

            Largest Zip Code Concentration                                                          0.45%

            Loans with Prepayment Penalties                                                        84.46%
   ---------------------------------------------------------------------------------------------------------------



(1) Percent of Aggregate Principal Balance Outstanding as of the Cut-off Date is rounded up to 0.01% if less than 0.005%.

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               CREDIT SCORES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   47               $5,119,871                       1.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                    51               $4,705,510                      0.93
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   187              $22,901,505                      4.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   367              $44,052,294                      8.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   507              $65,006,347                     12.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   458              $60,867,351                     12.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                   657             $101,411,618                     20.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                   432              $68,768,818                     13.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   371              $61,209,148                     12.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   183              $31,492,949                      6.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                    94              $14,621,305                      2.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                    61              $12,085,080                      2.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    32               $6,073,093                      1.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    23               $3,740,501                      0.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                 8               $1,440,762                      0.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Subtotal with Credit Scores       3,478             $503,496,152                      99.86%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              Not Available                 15                 $717,938                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
               MORTGAGE LOAN          OF MORTGAGE           THE            OUTSTANDING AS OF THE
            PRINCIPAL BALANCES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,000      to              1,462              $99,335,380                      19.70%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        1,284             $175,728,564                     34.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          334              $77,376,673                     15.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000          366             $129,820,146                     25.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            400,001 to    500,000           41              $18,825,263                      3.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            500,001 to    600,000            6               $3,128,064                      0.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================




                    NET MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            NET MORTGAGE RATES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.000%  to   3.499%                 1                 $339,717                       0.07%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.500%  to   3.999%                10               $2,827,446                      0.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%  to   4.499%                52              $11,840,826                      2.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%  to   4.999%               182              $40,892,110                      8.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%  to   5.499%               272              $47,467,172                      9.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%  to   5.999%               430              $67,580,509                     13.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%  to   6.499%               494              $70,620,934                     14.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%  to   6.999%               511              $70,258,199                     13.93
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%  to   7.499%               441              $60,312,487                     11.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%  to   7.999%               325              $43,529,112                      8.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%  to   8.499%               287              $36,622,545                      7.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%  to   8.999%               227              $27,202,732                      5.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%  to   9.499%               141              $15,104,850                      3.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%  to   9.999%                52               $4,715,849                      0.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.000%  to  10.499%                32               $2,705,497                      0.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.500%  to  10.999%                23               $1,480,918                      0.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        11.000%  to  11.499%                12                 $685,202                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        13.000%  to  13.499%                 1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------




                      MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              MORTGAGE RATES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%             3               $1,224,603                       0.24%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%            18               $5,445,603                      1.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%            59              $13,931,472                      2.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           205              $47,101,033                      9.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           281              $51,682,556                     10.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           594              $98,882,769                     19.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           550              $74,887,032                     14.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           738              $95,836,761                     19.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           463              $56,131,924                     11.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           364              $40,192,131                      7.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%              93               $9,237,122                      1.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              72               $6,674,726                      1.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              33               $1,704,339                      0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              14                 $851,200                      0.17
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               4                 $250,217                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%               1                 $152,617                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.499%               1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
           LOAN-TO-VALUE RATIOS          LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                  65               $5,645,271                       1.12%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   43               $4,714,555                      0.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                   63               $8,147,552                      1.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  100              $11,274,025                      2.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  194              $21,096,923                      4.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  241              $33,286,351                      6.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,062             $166,374,686                     33.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                  640              $84,244,094                     16.71
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                  784             $121,443,399                     24.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  296              $47,234,670                      9.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to   100.00                   5                 $752,564                      0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            STATE OR TERRITORY           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          327              $88,692,164                      17.59%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             656              $83,736,092                     16.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            487              $49,464,053                      9.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             176              $24,323,006                      4.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           140              $23,138,634                      4.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            128              $20,823,529                      4.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               119              $16,618,320                      3.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             1,460             $197,418,293                      39.15%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          1,292             $200,238,387                      39.71%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 164             $24,844,212                       4.93
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  2,037            $279,131,491                      55.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================





                  MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                2,891             $415,325,399                      82.37%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation               602              $88,888,692                     17.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



                      OCCUPANCY TYPES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 3,121             $471,169,321                      93.45%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      22               $2,819,356                      0.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  350              $30,225,413                      5.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                      MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single Family (detached)               3,011             $418,831,485                      83.07%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Development
  (detached)                               214              $47,966,509                      9.51
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Two-to-four family units                 124              $16,902,829                      3.35
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5
  stories)                                  77              $10,715,424                      2.13
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            2                 $448,720                      0.09
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         17               $1,170,657                      0.23
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 18               $2,127,813                      0.42
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Development
  (attached)                                30               $6,050,654                      1.20
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    3,493             $504,214,090                     100.00%
  ==================================================================================================


                       CREDIT GRADES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                1,338             $207,991,547                      41.25%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                  875             $143,801,979                     28.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                  612              $81,408,581                     16.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   409              $46,359,832                      9.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   166              $16,892,108                      3.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                   93               $7,760,043                      1.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                      PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          PREPAYMENT PENALTY TERM        LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                                518              $78,346,063                      15.54%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  125              $28,713,528                      5.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                1,269             $204,140,198                     40.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                  956             $132,722,275                     26.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                    9                 $606,186                      0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                  570              $54,799,754                     10.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            46               $4,886,087                      0.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



                       NOTE MARGINS OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               NOTE MARGINS              LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 3.500%    to                4               $1,522,209                       0.30%
                       3.999%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 4.000%    to
                       4.499%               20               $6,720,423                      1.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 4.500%    to
                       4.999%               47              $12,480,222                      2.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 5.000%    to
                       5.499%               45              $11,578,169                      2.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 5.500%    to
                       5.999%               93              $16,970,349                      3.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 6.000%    to
                       6.499%              141              $26,850,021                      5.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 6.500%    to
                       6.999%              496              $85,817,345                     17.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 7.000%    to
                       7.499%              406              $59,591,190                     11.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 7.500%    to
                       7.999%              640              $92,911,962                     18.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 8.000%    to
                       8.499%              559              $74,604,460                     14.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 8.500%    to
                       8.999%              503              $60,669,643                     12.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 9.000%    to
                       9.499%              260              $27,305,149                      5.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 9.500%    to
                       9.999%              159              $16,992,091                      3.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                10.000%    to
                      10.499%               77               $6,685,889                      1.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                10.500%    to
                      10.999%               27               $2,183,440                      0.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                11.000%    to
                      11.499%               12               $1,004,572                      0.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                11.500%    to
                      11.999%                3                 $298,972                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                12.500%    to
                      12.999%                1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MAXIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%             1                  $47,675                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%              13               $4,278,355                      0.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%             129              $29,703,605                      5.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%             766             $141,673,543                     28.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           1,208             $164,901,182                     32.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%             948             $117,190,340                     23.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%             325              $37,456,325                      7.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%              94               $8,255,438                      1.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%               5                 $356,087                      0.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%               3                 $323,556                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



                       MINIMUM MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MINIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%            21               $6,726,289                       1.33%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%            59              $13,838,598                      2.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           296              $62,953,798                     12.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%           923             $151,790,289                     30.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         1,251             $167,008,636                     33.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%           726              $82,592,457                     16.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             161              $15,828,138                      3.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%              50               $3,045,067                      0.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%               4                 $250,217                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%               1                 $152,617                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%               1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                 NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              ADJUSTMENT DATE            LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2003                            2                 $217,479                       0.04%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2003                             1                  $83,223                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2004                            1                 $210,206                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2004                              3                 $629,260                      0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2004                             2                 $434,521                      0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2004                            10               $2,676,957                      0.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2004                          48              $11,849,475                      2.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2004                      202              $35,466,072                      7.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2004                        578              $88,084,000                     17.47
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2004                       839             $121,935,870                     24.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2004                       612              $82,137,455                     16.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2005                         76              $10,351,672                      2.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2005                            2                 $239,231                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2005                              1                 $100,740                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2005                             2                 $314,105                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2005                             5               $1,227,985                      0.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2005                          31               $8,666,540                      1.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2005                       87              $13,998,725                      2.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2005                        235              $30,332,833                      6.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2005                       374              $46,748,066                      9.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2005                       329              $42,550,604                      8.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2006                         53               $5,959,070                      1.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)


                                   NET FUNDS CAP TABLE(1,2)

         DISTRIBUTIONET        NET FUNDS    DISTRIBUTINET        NET FUNDS    DISTRIBUTIONET       NET FUNDS
                     UNDS                              UNDS                               UNDS
            DATE    FAP       CAP STRESS       DATE   FAP       CAP STRESS       DATE    FAP       CAP STRESS
                    C(%)(3)     (%)(4)                C(%)(3)     (%)(4)                 C(%)(3)     (%)(4)
         ---------------------------------- --------------------------------- ---------------------------------
          Feb-03      7.62       7.74        Jun-05     6.94       9.31        Oct-07      7.38      12.96
         ------------
          Mar-03      7.08       7.74        Jul-05     7.17       9.55        Nov-07      7.14      12.55
         ------------
          Apr-03      6.39       7.74        Aug-05     6.94       9.32        Dec-07      7.38      12.96
         ------------
          May-03      6.60       7.74        Sep-05     6.94       9.32        Jan-08      7.14      12.55
         ------------
          Jun-03      6.39       7.74        Oct-05     7.17       9.55        Feb-08      7.14      12.55
         ------------
          Jul-03      6.60       7.74        Nov-05     6.94       9.33        Mar-08      7.63      13.41
         ------------
          Aug-03      6.39       7.74        Dec-05     7.38       11.03       Apr-08      7.14      12.55
         ------------
          Sep-03      6.39       7.75        Jan-06     7.14       10.67       May-08      7.38      12.96
         ------------
          Oct-03      6.60       7.75        Feb-06     7.14       10.67       Jun-08      7.14      12.55
         ------------
          Nov-03      6.39       7.75        Mar-06     7.91       11.82       Jul-08      7.38      12.96
         ------------
          Dec-03      6.60       7.75        Apr-06     7.14       10.67       Aug-08      7.14      12.55
         ------------
          Jan-04      6.39       7.76        May-06     7.38       11.03
         ------------
          Feb-04      6.39       7.76        Jun-06     7.14       11.77
         ------------
          Mar-04      6.83       7.76        Jul-06     7.38       12.16
         ------------
          Apr-04      6.39       7.77        Aug-06     7.14       11.77
         ------------
          May-04      6.60       7.77        Sep-06     7.14       11.77
         ------------
          Jun-04      6.39       7.78        Oct-06     7.38       12.16
         ------------
          Jul-04      6.60       7.78        Nov-06     7.14       11.77
         ------------
          Aug-04      6.39       7.78        Dec-06     7.38       12.64
         ------------
          Sep-04      6.39       7.79        Jan-07     7.14       12.23
         ------------
          Oct-04      6.60       7.79        Feb-07     7.14       12.23
         ------------
          Nov-04      6.39       7.80        Mar-07     7.91       13.54
         ------------
          Dec-04      7.17       8.72        Apr-07     7.14       12.23
         ------------
          Jan-05      6.94       8.52        May-07     7.38       12.64
         ------------
          Feb-05      6.94       8.52        Jun-07     7.14       12.55
         ------------
          Mar-05      7.69       9.19        Jul-07     7.38       12.96
         ------------
          Apr-05      6.94       8.53        Aug-07     7.14       12.55
         ------------
          May-05      7.17       8.74        Sep-07     7.14       12.55
         ---------------------------------- --------------------------------- ---------------------------------


(1)     Net Funds Cap  =    Weighted Average Net Mortgage Rate x (30/Actual # Days)
(2)     Assumes no losses, Pricing Prepayment Assumption and run to Optional Termination Date.
(3)     Assumes 6-month LIBOR remains constant at 1.40%.
(4)     Assumes 1-month LIBOR and 6-month LIBOR remain constant at 20.00%


_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)



                              SENSITIVITY ANALYSIS (TO 10% CALL)


                                    CLASS A-I
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         20.17        4.51          3.06          2.29        1.79       1.45
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          2/03        2/03          2/03          2/03        2/03       2/03
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         10/31        8/14          9/10          8/08        4/07       5/06
            ----------------------------------------------------------------------------------------------
                                          CLASS A-II
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         20.15        4.51          3.06          2.29        1.79       1.45
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          2/03        2/03          2/03          2/03        2/03       2/03
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         10/31        8/14          9/10          8/08        4/07       5/06
            ----------------------------------------------------------------------------------------------
                                    CLASS M-1
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         26.60        7.68          5.14          4.06        3.65       3.32
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         11/25        11/06         2/06          3/06        5/06       5/06
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         10/31        8/14          9/10          8/08        4/07       5/06
            ----------------------------------------------------------------------------------------------
                                    CLASS M-2
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         26.53        7.47          5.00          3.90        3.41       3.25
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         11/25        11/06         2/06          2/06        2/06       2/06
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         10/31        8/14          9/10          8/08        4/07       5/06
            ----------------------------------------------------------------------------------------------
                                    CLASS M-3
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         25.00        5.30          3.62          3.11        3.07       3.07
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         11/25        11/06         2/06          2/06        2/06       2/06
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         12/29        3/10         10/07          7/06        2/06       2/06
            ----------------------------------------------------------------------------------------------

_______________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)


                              SENSITIVITY ANALYSIS (TO MATURITY)

                                    CLASS A-I
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         20.23        4.87          3.31          2.47        1.93       1.54
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          2/03        2/03          2/03          2/03        2/03       2/03
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         11/32        10/26        10/19          4/15        5/12       5/10
            ----------------------------------------------------------------------------------------------
                                          CLASS A-II
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         20.20        4.87          3.31          2.47        1.93       1.54
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          2/03        2/03          2/03          2/03        2/03       2/03
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         11/32        10/26        10/19          4/15        5/12       5/10
            ----------------------------------------------------------------------------------------------
                                    CLASS M-1
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         26.70        8.23          5.52          4.33        3.86       3.90
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         11/25        11/06         2/06          3/06        5/06       7/06
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          8/32        2/20          7/14          5/11        5/09       1/08
            ----------------------------------------------------------------------------------------------
                                    CLASS M-2
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         26.56        7.61          5.09          3.97        3.46       3.32
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         11/25        11/06         2/06          2/06        2/06       2/06
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          4/32        4/17          7/12         12/09        4/08       3/07
            ----------------------------------------------------------------------------------------------
                                    CLASS M-3
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         25.00        5.30          3.62          3.11        3.07       3.07
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         11/25        11/06         2/06          2/06        2/06       2/06
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         12/29        3/10         10/07          7/06        2/06       2/06
            ----------------------------------------------------------------------------------------------





________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative.

SALOMONSMITHBARNEY (Graphic Omitted)
A Member of Citicorp (Graphic Omitted)